UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Annual Report to Shareholders

DWS LifeCompass Income Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Some of the portfolio's underlying securities are subject to stock market risk. Others invest in individual bonds whose yields and market values fluctuate. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds can decline. Portions of the fund are also exposed to foreign markets. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives, including futures contracts, may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Diversification associated with an asset allocation model does not eliminate risk. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 20, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended April 30, 2008
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/20/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 983.90	$ 980.60	$ 985.00	$ 984.00
Expenses Paid per $1,000**	$ 6.02	$ 8.89	$ 5.41	$ 5.41
* For the period from December 20, 2007 (commencement of operations) to April 30, 2008.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (December 20, 2007), then divided by 366.
Expenses and Value of a $1,000 Investment for the period ended April 30, 2008
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,016.56	$ 1,012.58	$ 1,017.40	$ 1,017.40
Expenses Paid per $1,000***	$ 8.37	$ 12.36	$ 7.52	$ 7.52
*** Expenses (hypothetical expenses if the Fund had been in existence from 11/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS LifeCompass Income Fund	1.67%	2.47%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS LifeCompass Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS LifeCompass Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2007.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

• Global Asset Allocation Portfolio Manager: New York.

• Joined the fund in 2007.

• BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Mortgage Backed Securities: New York.

• Joined the fund in 2007.

• BIS, University of Minnesota.

In the following interview, the portfolio management team discusses market conditions and DWS LifeCompass Income Fund's investment strategy from its commencement on December 20, 2007 through April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: DWS LifeCompass Income Fund is one of the newest additions to the DWS family of funds. What was the thinking behind opening this fund?

A: As more people approach retirement, there is a growing need for investments that can provide both regular distributions and the potential for capital appreciation. Our solution: DWS LifeCompass Income Fund, an asset allocation fund with a 10-year maturity.

Q: How does the fund invest?

A: The fund's growth strategy has an "active" component and a "reserve" component. The active component provides diversified exposure to global equity markets with the goal of providing capital appreciation. This is achieved via futures contracts and exchange-traded funds that offer exposure to various US and international stock market indices.1 The reserve component invests in US government securities and will invest in DWS Short Duration Plus Fund*, with the goal of providing capital protection. The fund's managers construct and rebalance the portfolio on a daily basis.

* As of April 30, 2008, DWS Short Duration Plus Fund was not held.
1 Using futures contracts — agreements to buy or sell a particular financial instrument at a pre-determined price in the future — allows the fund to rebalance its exposure to the equity markets with lower transaction costs than if it had invested directly in stocks. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial investment.

(DWS Short Duration Plus Fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. The fund may use various derivatives, including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions.)

Q: Please discuss the overall market backdrop since the fund's inception.

A: The abbreviated reporting period brought unusual turmoil for the global financial markets, as evidence mounted that the ongoing credit crisis in the United States was bringing the country's economy to the brink of a recession. Investors also remained concerned about the viability of financial institutions' balance sheets, an issue that reached a crescendo with the collapse of the 85-year-old brokerage firm Bear Stearns in March 2008. Investor sentiment improved somewhat during April due in part to the aggressive response of the US Federal Reserve, but the stock market nonetheless finished the period with a negative return. The Standard & Poor's 500® (S&P 500) Index, a measure of broad US stock market performance, returned -9.64%, while small-caps, as gauged by the Russell 2000® Index, returned -12.92%. Continuing the trend that has been in place in recent years, overseas equities outpaced their US counterparts on the basis of better growth prospects and favorable currency performance. Still, the concern that the weakness in the US economy would act as a drag on global growth led to a decline of 9.21% for the MSCI EAFE® Index.2

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As is often the case, a negative backdrop for equities was a positive for government bonds. The environment of heightened risk aversion and poor stock market returns sparked a flight to quality into US Treasuries. Outside of Treasuries, however, other segments of the bond market — such as corporate issues and mortgage-backed securities — were pressured by the same issues that led to the decline in equities.

Q: Please discuss the fund's performance during the period.

A: The fund's initial negative total return is attributable to the poor performance of the stock market through the reporting period. While the fund's fixed income weighting provided a buffer to the downdraft in equities, it did not fully offset it. Still, it is important to remember that since we invest with the full 10-year life of the fund in mind; we do not emphasize short-term performance.

The fund's allocation between the active component (or equities) and the reserve component (or fixed income) changed significantly during the period, reflecting the volatile market conditions. While, at the beginning of the period, the fund held approximately 47% in equities and approximately 53% in bonds, this weighting had shifted to approximately 27% equities and approximately 73% bonds by April 30, 2008. This change reflects two developments: first, the decline in equities prompted us to move money out of the equity markets in order to preserve capital. Second, falling interest rates created the need for us to allocate more money to bonds for distribution purposes. We believe these shifts, which added value amid a challenging market environment, help illustrate the potential value of the fund's dynamic asset allocation strategy. Rather than maintaining a static weighting, we were able to adjust the fund's positioning to adapt to the rapidly changing market backdrop.

Portfolio Summary

Portfolio Allocation	4/30/08

Active Component S&P 500 Index	18%
MSCI EAFE Index	5%
S&P MidCap 400 Index	2%
Russell 2000 Index	2%
27%

Reserve Component US Treasury STRIPS	73%
73%

Portfolio Allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008

	Principal Amount ($)	Value ($)

US Treasury Obligations 94.3%
US Treasury Bills:
0.452%*, 5/15/2008	285,000	284,950
0.59%*, 5/15/2008	300,000	299,749
1.08%*, 7/17/2008 (a)	817,000	814,702
1.37%*, 5/15/2008	596,000	595,138
1.38%*, 5/15/2008	501,000	500,731
1.403%*, 5/15/2008	396,000	395,337
1.565%*, 5/15/2008	451,000	450,725
1.974%*, 5/15/2008	502,000	501,615
2.23%*, 5/15/2008	3,604,000	3,602,049
US Treasury STRIPS:
2.429%**, 5/15/2008	1,190,000	1,189,255
2.46%**, 11/15/2011	1,186,000	1,090,742
2.476%**, 5/15/2009	1,189,000	1,163,234
2.527%**, 11/15/2009	1,188,000	1,148,665
2.568%**, 5/15/2011	1,186,000	1,101,074
2.619%**, 11/15/2010	1,187,000	1,118,358
2.62%**, 5/15/2010	1,188,000	1,133,422
2.649%**, 11/15/2008	1,190,000	1,178,564
2.757%**, 5/15/2012	1,186,000	1,062,974
3.055%**, 11/15/2012	1,186,000	1,034,677
3.205%**, 5/15/2013	1,186,000	1,012,180
3.275%**, 11/15/2013	1,186,000	992,051
3.48%**, 5/15/2014	1,186,000	967,528
3.551%**, 11/15/2014	1,186,000	945,867
3.728%**, 5/15/2015	1,187,000	924,017
3.842%**, 11/15/2015	1,186,000	898,936
3.924%**, 5/15/2016	1,185,000	872,133
3.992%**, 11/15/2016	1,185,000	845,688
4.081%**, 5/15/2017	1,184,000	820,413
4.113%**, 11/15/2017	5,925,000	3,996,821
Total US Treasury Obligations (Cost $30,889,173)		30,941,595
	Shares	Value ($)

Exchange Traded Fund 1.5%
SPDR Trust, Series 1 (Cost $484,814)	3,500	483,910

Cash Equivalents 3.0%
Cash Management QP Trust, 2.54% (b) (Cost $1,001,591)	1,001,591	1,001,591
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $32,375,578)+	98.8	32,427,096
Other Assets and Liabilities, Net	1.2	388,911
Net Assets	100.0	32,816,007
* Annualized yield at time of purchase; not a coupon rate.
** Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $32,389,135. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $37,961. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,692 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,731.
(a) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depository Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities

At April 30, 2008, open futures contracts purchased were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
E-Mini MSCI EAFE Index	6/20/2008	14	1,371,056	1,498,630	127,574
S&P MidCap 400 E-Mini Index	6/20/2008	8	620,500	672,080	51,580
S&P Mini 500 Index	6/20/2008	77	5,045,576	5,336,100	290,524
Russell E-Mini 2000 Index	6/20/2008	7	474,373	502,250	27,877
Total unrealized appreciation					497,555

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008
Assets
Investments: Investments in securities, at value (cost $31,373,987)	$ 31,425,505
Investment in Cash Management QP Trust (cost $1,001,591)	1,001,591
Total investments, at value (cost $32,375,578)	32,427,096
Cash	15,250
Interest receivable	2,183
Receivable for Fund shares sold	373,461
Deferred offering costs	15,434
Due from Advisor	18,273
Other assets	10,796
Total assets	32,862,493
Liabilities
Payable for Fund shares redeemed	437
Payable for daily variation margin on open futures contracts	17,225
Other accrued expenses and payables	28,824
Total liabilities	46,486
Net assets, at value	$ 32,816,007
Net Assets Consist of:
Undsitributed net investment income	176,600
Net unrealized appreciation (depreciation) on: Investments	51,518
Futures	497,555
Accumulated net realized gain (loss)	(1,088,033)
Paid-in capital	33,178,367
Net assets, at value	$ 32,816,007

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,949,578 ÷ 605,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.83
Maximum offering price per share (100 ÷ 94.25 of $9.83)	$ 10.43

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,735,167 ÷ 380,970 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.80
Class S Net Asset Value, offering and redemption price per share ($1,485,519 ÷ 151,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.84
Institutional Class Net Asset Value, offering and redemption price per share ($21,645,743 ÷ 2,200,814 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from December 20, 2007 (commencement of operations) to April 30, 2008
Investment Income
Income: Interest	$ 297,720
Interest — Cash Management QP Trust	13,695
Total Income	311,415
Expenses: Management fee	61,450
Administration fee	10,242
Services to shareholders	496
Distribution and service fees	8,599
Custodian fee	787
Legal	3,116
Audit and tax fees	39,400
Trustees' fees and expenses	2,552
Reports to shareholders	11,486
Registration fees	3,416
Offering expenses	35,501
Financial warranty agreement fee	59,914
Other	2,591
Total expenses before expense reductions	239,550
Expense reductions	(76,996)
Total expenses after expense reductions	162,554
Net investment income	148,861
Realized and Unrealized Gain (Loss)
Net realized gain from: Investments	36,262
Futures	(1,124,295)
(1,088,033)
Change in net unrealized appreciation (depreciation) on: Investments	51,518
Futures	497,555
549,073
Net gain (loss)	(538,960)
Net increase (decrease) in net assets resulting from operations	$ (390,099)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended April 30, 2008*
Operations: Net investment income	$ 148,861
Net realized gain (loss)	(1,088,033)
Change in net unrealized appreciation (depreciation)	549,073
Net increase (decrease) in net assets resulting from operations	(390,099)
Distributions to shareholders from: Net investment income: Class A	(930)
Class C	(660)
Class S	(1,020)
Institutional Class	(22,440)
Total distributions	(25,050)
Fund share transactions: Proceeds from shares sold	8,234,611
Cost of shares redeemed	(3,455)
Net increase (decrease) in net assets from Fund share transactions	8,231,156
Increase (decrease) in net assets	7,816,007
Net assets at beginning of period (initial capital)	25,000,000
Net assets at end of period (including undistributed net investment income of $176,600)	$ 32,816,007
* For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended April 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.05
Net realized and unrealized gain (loss)	(.21)
Total from investment operations	(.16)
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 9.83
Total Return (%)[c,d]	(1.61)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses before expense reductions (%)	2.43*
Ratio of expenses after expense reductions (%)	1.67*
Ratio of net investment income (%)	1.37*
Portfolio turnover rate (%)	17**
[a] For the period from December 20, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C Year Ended April 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.02
Net realized and unrealized gain (loss)	(.21)
Total from investment operations	(.19)
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 9.80
Total Return (%)[c,d]	(1.94)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	3.22*
Ratio of expenses after expense reductions (%)	2.47*
Ratio of net investment income (%)	.57*
Portfolio turnover rate (%)	17**
[a] For the period from December 20, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S Year Ended April 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.06
Net realized and unrealized gain (loss)	(.21)
Total from investment operations	(.15)
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 9.84
Total Return (%)[c]	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	2.26*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (%)	1.54*
Portfolio turnover rate (%)	17**
[a] For the period from December 20, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class Year Ended April 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.06
Net realized and unrealized gain (loss)	(.21)
Total from investment operations	(.15)
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 9.84
Total Return (%)[c]	(1.60)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22
Ratio of expenses before expense reductions (%)	2.25*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (%)	1.54*
Portfolio turnover rate (%)	17**
[a] For the period from December 20, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS LifeCompass Income Fund (the "Fund") is one of a series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to provide regular distributions at a fixed dollar amount as its primary objective. The Fund seeks capital preservation as a secondary objective. The primary goal of the Fund is to provide regular distributions through its Maturity Date of December 15, 2017, at a fixed amount equal to an annual rate of 8.25% of the Fund's net asset value ("NAV") on its inception date ($0.825 per share for a $10 initial NAV) (the "Protected Distributions"). The Fund expects to pay Protected Distributions semi-annually in equal installments ($0.4125 per share) in June and December, subject to certain adjustments. To the extent that portfolio investments do not generate a sufficient return, Protected Distributions will be comprised in part of return of capital. In addition to providing Protected Distributions, the Fund also offers a limited protected NAV feature. Shareholders who remain in the Fund through the Fund's Maturity Date will be able to redeem their shares at the higher of 17.50% of the Fund's NAV per share on its inception date ($1.75 per share), subject to certain adjustments (the "Protected NAV"), or the then current NAV. On any given date during the life of the Fund, the combined amount (on a per share basis) of any remaining Protected Distributions and the Protected NAV equals the Protected Amount. Because the Protected Amount reflects the remaining Protected Distributions as of a particular date, it will decrease over the life of the Fund as distributions are made.

The Fund allocates its assets between managed equity investments (the "Active Component") and managed fixed income investments (the "Reserve Component").

As a general matter, to provide greater assurance that shareholders receive their Protected Amounts, the Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"). In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a stand-by letter of credit to the Fund, on which the Fund may draw up to $1 billion (the "Financial Warranty"). Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Fund's Maturity Date. The Fund and not the Fund's shareholders is the holder of the Financial Warranty. The Fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement. The Fund pays to the Warranty Provider a financial warranty fee at an annual rate equal to 0.585% of the Fund's average daily net assets. In the event the Fund becomes completely and irreversibly invested in the Reserve Component, the financial warranty fee will decrease to an annual rate of 0.30% of the Fund's average daily net assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as part of its Active Component.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From December 20, 2007 (commencement of operations) through April 30, 2008, the Fund incurred approximately $577,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending April 30, 2009.

The Fund has reviewed the tax positions for the open tax year as of April 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 176,600
Net unrealized appreciation (depreciation) on investments	$ 37,961

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended April 30, 2008
Distributions from ordinary income	$ 25,050

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the period from December 20, 2007 (commencement of operations) to April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $484,814 and $0, respectively. Purchases and sales of US Treasury obligations aggregated $26,463,431 and $3,287,776, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In the event that all of the Fund's assets are completely and irreversibly allocated to the Reserve Component, the Fund's management fee will decrease to 0.30% of the Fund's average daily net assets.

For the period from December 20, 2007 (commencement of operations) through December 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the period from December 20, 2007 (commencement of operation) through April 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $61,450, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

For the period ended April 30, 2008, the Advisor reimbursed the Fund $3,912 of other expenses for all classes.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from December 20, 2007 (commencement of operations) to April 30, 2008, the Advisor received an Administration Fee of $10,242, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from December 20, 2007 (commencement of operations) to April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 211	$ —	$ 152
Class C	58	—	39
Class S	29	29	—
Institutional Class	56	13	30
	$ 354	$ 42	$ 221

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from December 20, 2007 (commencement of operations) to April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class C	$ 5,402	$ 2,059

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from December 20, 2007 (commencement of operations) to April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 1,725	$ 1,111	15%
Class C	1,472	699	20%
	$ 3,197	$ 1,810

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from December 20, 2007 (commencement of operations) to April 30, 2008, aggregated $7,780.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from December 20, 2007 (commencement of operations) to April 30, 2008.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from December 20, 2007 (commencement of operations) to April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,156, of which $10,083 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,295 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2008, the Advisor holds approximately 75% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the period from December 20, 2007 (commencement of operations) to April 30, 2008, the Fund's custodian fee was reduced by $50 and $5, respectively, for custodian and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended April 30, 2008*
	Shares	Dollars
Shares sold
Class A	505,538	$ 4,967,140
Class C	280,970	2,757,336
Class S	51,026	502,135
Institutional Class	814	8,000
		$ 8,234,611
Shares redeemed
Class A	(352)	$ (3,455)
		$ (3,455)
Net increase (decrease)
Class A	505,186	$ 4,963,685
Class C	280,970	2,757,336
Class S	51,026	502,135
Institutional Class	814	8,000
		$ 8,231,156
Initial capital
Class A	100,000	$ 1,000,000
Class C	100,000	1,000,000
Class S	100,000	1,000,000
Institutional Class	2,200,000	22,000,000
		$ 25,000,000
* For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Target Fund and Shareholders of DWS LifeCompass Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS LifeCompass Income Fund (the "Fund"), one of a series of DWS Target Fund ("the Trust"), including the investment portfolio, as of April 30, 2008, and the related statements of operations, the changes in net assets, and the financial highlights for the period from December 20, 2007 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS LifeCompass Income Fund at April 30, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 20, 2007 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 27, 2008

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS LifeCompass Income Fund, a series of DWS Target Fund, (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	2,382,911.5657	117,088.4343
Henry P. Becton, Jr.	2,384,378.5035	115,621.4965
Dawn-Marie Driscoll	2,384,422.5168	115,577.4832
Keith R. Fox	2,385,515.4322	114,484.5678
Paul K. Freeman	2,384,944.7249	115,055.2751
Kenneth C. Froewiss	2,385,560.4410	114,439.5590
Richard J. Herring	2,384,794.3400	115,205.6600
William McClayton	2,385,009.5920	114,990.4080
Rebecca W. Rimel	2,385,186.8102	114,813.1898
William N. Searcy, Jr.	2,385,295.6301	114,704.3699
Jean Gleason Stromberg	2,385,526.0843	114,473.9157
Robert H. Wadsworth	2,385,296.5420	114,703.4580
Axel Schwarzer	2,385,784.0201	114,215.9799

2. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
2,214,331.9829	110,885.6239	174,782.3932

3. Approval of an Amended and Restated Declaration of Trust for DWS Target Fund, on behalf of the Fund.

Number of Votes:
For	Against	Abstain
2,231,662.6145	101,196.9949	167,140.3906

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") at a meeting held on March 7, 2007. The Board also considered materials received and discussed at a meeting held on January 19, 2007. The materials presented to the Board included comprehensive materials relating to the Agreement, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fee and estimated expense ratio of the Fund relative to separate peer groups compiled by Lipper and the Advisor; (iii) expected fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. During their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed information on the enhanced constant proportion portfolio insurance ("CPPI") investment strategy to be used by the Advisor in managing the Fund and information regarding the experience of the Advisor with respect to a CPPI strategy. The Board considered back-tested performance information with respect to the CPPI strategy. The Board also received and reviewed information on the underlying fund in which the Fund would invest and considered whether the portfolio management services provided by the Advisor to the underlying fund would be duplicative of the portfolio management services to be provided to the Fund. The Board determined that the proposed management fee, taking into account the Advisor's waiver of its fee to the extent of fees received from underlying DWS Funds, was based on services that are in addition to, rather than duplicative of, the services provided under the advisory contract of the underlying fund. The Board also noted that the Advisor and the Fund were seeking additional exemptive relief to allow the Fund to invest in exchange-traded funds. The Board concluded that the nature, quality and extent of services to be provided under the Agreement are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund's proposed management fee rate and estimated operating expense ratio relative to a peer group of mixed-asset target funds compiled by Lipper Inc. (the "Lipper Peer Group") and relative to a peer group of principal protected funds compiled by the Advisor (the "Advisor Peer Group"). The Board noted the Advisor's representations as to the differences between the two peer groups. The information provided to the Board, which included the effect of the Advisor's agreement to cap expenses through September 30, 2008, showed that the Fund's proposed management fee and estimated operating expense ratio would be below the median of the Advisor Peer Group, but above the median of the Lipper Peer Group. The Board also considered the Advisor's commitment to waive its advisory fee to the extent of the fees received by DIMA with respect to the Fund's investments in other DWS Funds. On the basis of the information provided, the Board concluded that the management fee for the Fund is reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. Although the Board did not receive detailed profitability information, the Board noted the Advisor's representation that the profitability to DIMA in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive and should generally fall within the range of other DWS Funds.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee is reasonable in relation to the expected asset size of the Fund. The Board considered the Advisor's representation that, because the asset size of the Fund is not expected to significantly exceed $1 billion, management fee breakpoints are not warranted and no significant economies of scale are expected at this time.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the proposed management fees were expected to be reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	INCAX	INCXX	INCSX	INCTX
CUSIP Number	23337N 808	23337N 881	23337N 873	23337N 865
Fund Number	440	740	2040	1440

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2008, DWS LifeCompass Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECOMPASS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$34,635	$0	$4,723	$0
2007*	N/A	N/A	N/A	N/A

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

* Fund commenced operations on December 20, 2007.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$297,500	$0
2007	$330,000	$466,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$4,723	$297,500	$1,109,437	$1,411,660
2007	N/A	$466,614	$1,225,375	$1,691,989

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS LifeCompass Income Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS LifeCompass Income Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008